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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 06, 2005



                         ARTESIAN RESOURCES CORPORATION
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                000-18516                  51-0002090
-------------------------------  --------------  -----------------------------------
(State or other jurisdiction of   (Commission     (IRS Employer Identification No.)
        incorporation)            File Number)


            664 Churchmans Road, Newark, Delaware                    19702
-------------------------------------------------------------  -----------------
          (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: 302-453-6900
                                                    ------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act





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ITEM 4.01       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 06, 2005, Artesian Resources Corporation (the "Company") engaged BDO Seidman, LLP ("BDO") as the Company's independent registered public accounting firm. The engagement of BDO was approved by the Audit Committee of the Company's Board of Directors. BDO will review the Company's consolidated financial statements for the quarter and nine months ended September 30, 2005 and will audit the consolidated financial statements for the year ended December 31, 2005. The Company's former independent registered public accounting firm, KPMG LLP ("KPMG"), resigned on August 9, 2005, as reported in the Company's Form 8-K filed on August 15, 2005.

During the Company's two most recent fiscal years and through October 6, 2005, the Company did not consult with BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of disagreement or reportable events, as set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ARTESIAN RESOURCES CORPORATION


Date: October 07, 2005               By:          /s/ DIAN C. TAYLOR
                                         ---------------------------------------
                                     Dian C. Taylor
                                     President, Chief Executive Officer and
                                     Chair of the Board


                                     ARTESIAN RESOURCES CORPORATION


Date: October 07, 2005               By:          /s/ DAVID B. SPACHT
                                         ---------------------------------------
                                     David B. Spacht
                                     Vice President, Chief Financial Officer and
                                     Treasurer